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THORNBURG INVESTMENT TRUST SUPPLEMENT

Dated July 1, 2022

to the

THORNBURG FUNDS PROSPECTUS (THE “RETAIL PROSPECTUS”)

applicable to Class A, C, C2, D and I shares
dated February 1, 2022, as supplemented March 8, 2022 and May 19, 2022,

and to the

THORNBURG FUNDS RETIREMENT PLAN SHARES PROSPECTUS (THE “RETIREMENT PROSPECTUS”)

applicable to Class R3, R4, R5 and R6 shares
dated February 1, 2022, as supplemented March 8, 2022,

CHANGES TO CLASS R3 SHARES OF THORNBURG GLOBAL OPPORTUNITIES FUND, THORNBURG LIMITED TERM U.S. GOVERNMENT FUND, AND THORNBURG STRATEGIC INCOME FUND

Effective July 1, 2022, sales of Class R3 shares of the Thornburg Global Opportunities Fund, Thornburg Limited Term U.S. Government Fund, and Thornburg Strategic Income Fund are no longer closed to, and are available for purchase by, new investors. Accordingly, the following paragraph included on pages 6, 47 and 60 of the Retirement Prospectus is hereby deleted:

Sales of the Fund’s Class R3 shares are closed to new investors except for certain accounts referenced under the caption “Purchasing Fund Shares,” beginning on page 77 of the Prospectus.

The following paragraph on page 78 of the Retirement Prospectus is also hereby deleted:

•Sales of Class R3 shares by Limited Term U.S. Government Fund, Strategic Income Fund and Global Opportunities Fund are closed to new investors, except that accounts holding Class R3 shares of one of these Funds on June 30, 2017 and accounts that the distributor determines in its discretion to have been in the process of establishing a position in Class R3 shares in the same Fund on or before June 30, 2017, may continue to purchase Class R3 shares of that Fund, subject to availability as stated in this prospectus. If you elected to reinvest dividends or distributions on your Class R3 shares, any such dividends or distributions will continue to be reinvested in Class R3 shares subject to this prospectus.

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CHANGES TO EMPLOYER-SPONSORED RETIREMENT PLANS

Effective July 1, 2022, the disclosure in the Retail and Retirement Prospectuses is hereby revised to state that “employer-sponsored retirement plans” include multi-participant health savings accounts but do not include individual health savings accounts. Accordingly, the disclosure under the “Purchases by Employer-Sponsored Retirement Plans” sub-section on pages 140-141 of the Retail Prospectus is hereby deleted and replaced with the following language:

Some of the Funds offer classes of shares that are intended for sale specifically to employer-sponsored retirement plans. These “Class R” shares are described in more detail in a separate “Retirement Plan Shares” prospectus, which you can obtain through your financial intermediary or by contacting Thornburg at 1-800-847-0200.

In general, employer-sponsored retirement plans seeking to purchase shares of a Fund that offers a Class R share are required to purchase those Class R shares and are not eligible to purchase the classes of shares offered in this Prospectus. Notwithstanding the foregoing, an employer-sponsored retirement plan would be eligible to purchase Class A or Class I shares if:

•The plan’s administrator or sponsor has established an account through which Class A or Class I shares may be purchased, or otherwise entered into an arrangement with Thornburg or TSC allowing for the purchase of such shares, before July 1, 2007; or

•The purchase of Class A or Class I shares by the plan is made through a fee-based advisory program that does not otherwise make the Fund’s Class R shares available for investment.

•For this purpose, employer-sponsored retirement plans include: group profit sharing and money purchase pension plans; defined benefit plans and nonqualified deferred compensation plans; multi-participant health savings accounts, and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code.

Employer-sponsored retirement plans do not include: retail non-retirement accounts; individual retirement accounts (“IRAs”); Roth IRAs; SIMPLE IRAs; individual profit sharing plans; individual 403(b) plans; Simplified Employee Pensions (“SEPs”); SAR-SEPs; 529 tuition programs; Coverdell Educational Savings Accounts; individual health savings accounts; individual 401(k) plans; and 401(k) plans that are not administered by a professional plan administrator or where the plan administrator is not set up to administer Class R shares (i.e., small employer 401(k) plans). Accordingly, the foregoing investors are generally eligible to purchase the classes of shares described in this Prospectus, subject to applicable investment minimums.

The first three paragraphs under the “General Information about Fund Share Purchases” sub-section on pages 77-78 of the Retirement Prospectus are also hereby deleted and replaced with the following language:

Class R3, Class R4, Class R5, and Class R6 shares are generally only available to employer sponsored retirement plans where the employer, administrator, sponsor, or other related person has entered into an agreement to make those shares available to plan participants, under terms specified from time to time by Thornburg. Retirement plans wishing to make Class R3, Class R4, Class R5 or Class R6 shares available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. Class R6 shares must generally be held through plan level or omnibus accounts on the books of a Fund.

For this purpose, employer-sponsored retirement plans include: group profit sharing and money purchase pension plans; defined benefit plans and nonqualified deferred compensation plans; multi-participant health savings accounts and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code.

Employer-sponsored retirement plans do not include: retail non-retirement accounts; individual retirement accounts (“IRAs”); Roth IRAs; SIMPLE IRAs; individual profit sharing plans; individual 403(b) plans; Simplified Employee Pensions (“SEPs”); SAR-SEPs; 529 tuition programs; Coverdell Educational Savings Accounts; individual health savings accounts; individual 401(k) plans; and 401(k) plans that are not administered by a professional plan administrator or where the plan administrator is not set up to administer Class R shares (i.e., small employer 401(k) plans). Accordingly, the foregoing investors are generally not eligible to purchase Class R3, Class R4, Class R5, or Class R6 shares.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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